UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Alarm.com Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 21, 2024
To our stockholders:
We are pleased to announce that Alarm.com Holdings, Inc.’s Board of Directors (the “Board”) is presenting Cecile B. Harper as an additional nominee for election as a director at the Annual Meeting of Stockholders to be held on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time (the “Annual Meeting”).
As previously announced, on May 16, 2024 the Board appointed Ms. Harper as a Class III director, effective May 17, 2024. Ms. Harper brings to the Board a unique set of qualifications and experiences in strategic and financial planning, corporate governance and business development that make her an excellent addition to the Board.
Since this change adds Ms. Harper to the slate of directors standing for election at the Annual Meeting, we are providing you with additional information in the enclosed Proxy Statement Supplement (the “Supplement”) and an amended notice and proxy card or voting instruction form to allow stockholders to vote on the election of Ms. Harper to the Board to hold office until the 2025 Annual Meeting of Stockholders. For technical purposes, the election of Ms. Harper as a director is being considered as a separate voting matter (Proposal 5).
We encourage you to vote on all five proposals by one of the methods described in the enclosed Supplement. The Company’s receipt of your new proxy card or voting instruction form will revoke and supersede any proxy or voting instruction previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instruction will be voted at the Annual Meeting with respect to all other proposals, but will not be counted in determining the outcome of Proposal 5, the election of Ms. Harper to the Board.
Please read the Proxy Statement that was filed with the Securities and Exchange Commission on April 23, 2024 and the enclosed Supplement in their entirety, as together they contain information that is important to your voting decisions at the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement and the enclosed Supplement, as well as in the notice you received in the mail.
Thank you for your ongoing support of and continued interest in Alarm.com Holdings, Inc.
Sincerely,
Stephen Trundle
Chief Executive Officer and Director

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2024
To the Stockholders of Alarm.com Holdings, Inc.:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Alarm.com Holdings, Inc., a Delaware corporation (the “Company”) will be held on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time at the Company’s principal executive offices, 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102, for the following purposes:
1.
To elect the seven (7) nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.
To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

4.
To consider, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers.

5.
To elect Cecile B. Harper as a director.

6.
To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement and Supplement.
The record date for the Annual Meeting was April 9, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders of record will be available for inspection by stockholders of record during normal business hours for ten days prior to the Annual Meeting for any legally valid purpose at our corporate headquarters at 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102.
By Order of the Board of Directors,
Daniel Ramos
Corporate Secretary
Tysons, Virginia
May 21, 2024

ALARM.COM HOLDINGS, INC.
8281 Greensboro Drive, Suite 100
Tysons, Virginia 22102

ADDITIONAL MATERIALS
RELATING TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2024
On April 23, 2024, Alarm.com Holdings, Inc. (the “Company”) filed its proxy statement (the “Proxy Statement”) relating to its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) with the Securities and Exchange Commission, and made the Proxy Statement available on the Internet on that same day. Subsequent to that date, the Board of Directors (the “Board”) of the Company appointed a new Class III director, Cecile B. Harper, and increased the authorized number of directors of the Company from seven (7) to eight (8).
This Proxy Statement Supplement (the “Supplement”), dated May 21, 2024, is being made available to stockholders of the Company on or about May 21, 2024, in connection with the solicitation of proxies by our Board for the Annual Meeting. This Supplement, which adds to and amends the Proxy Statement, includes a new proposal to elect an additional director to the Board and includes an amended notice and proxy card.
New Proposal 5 — Election of Cecile B. Harper.   Proposal 5, which was added to the agenda for the Annual Meeting, proposes that Ms. Harper be re-elected at the Annual Meeting to serve for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until her successor is duly elected and qualified, or if earlier, her death, resignation, retirement, disqualification or removal.
The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated April 23, 2024. The enclosed proxy card or voting instruction form includes the election of the additional director nominee as a new Proposal 5. If you have already voted, we encourage you to resubmit your vote on all five proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or voting instruction form. However, if you return, or have returned, an original proxy card or voting instruction form, your proxy will still remain valid for all of the other proposals and director nominees except Ms. Harper because she is not listed as a nominee on the original proxy card or voting instruction form, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD OR VOTING INSTRUCTION FORM, IT WILL REVOKE ALL PRIOR PROXY CARDS OR VOTING INSTRUCTION FORMS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD OR VOTING INSTRUCTION FORM.
Except for the new Proposal 5 and the amended notice and proxy card, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2024
Our proxy materials, including the amended Notice of Annual Meeting of Stockholders, the Proxy Statement, this Supplement, the amended proxy card and the 2023 Annual Report, are available at www.viewproxy.com/ALRM/2024. Your vote is very important. For specific instructions on how to vote your shares, please review the instructions on your proxy card. Alternatively, if you attend the Annual Meeting, you may vote during the meeting.

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PROPOSAL 5 —
ELECTION OF CECILE B. HARPER AS A DIRECTOR
On May 16, 2024, the Board appointed Cecile B. Harper to serve as a Class III director on the Board and as a member of the Nominating and Corporate Governance Committee, each effective on May 17, 2024. The Board proposes that Ms. Harper be re-elected at the Annual Meeting to serve for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until her successor is duly elected and qualified, or if earlier, her death, resignation, retirement, disqualification or removal.
The following is a brief biography of Ms. Harper, and a discussion of the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to consider her as a nominee for director following a recommendation by our Chief Executive Officer.
Cecile B. Harper, 61, has served as the Chief Financial Officer and Chief Operating Officer of the College Foundation of the University of Virginia since October 2019. Ms. Harper spent 26 years from December 1993 to September 2019 at Southeastern Asset Management (“Southeastern”), an investment management firm. As a principal at Southeastern, Ms. Harper built the external relationships and internal infrastructure related to the revenue side of the business through the firm’s significant expansion. She was responsible for new client development, client retention and growth, service and communications during her tenure. Before joining Southeastern, Ms. Harper worked in the consulting group at IBM and at McKinsey & Company as a business analyst. Ms. Harper holds an MBA from Harvard Business School and a B.A. from the University of Virginia. Our Board believes that Ms. Harper’s experience in strategic and financial planning, corporate governance and business development qualifies her to serve on the Board.
Independence
The Board has affirmatively determined that Ms. Harper is independent within the meaning of the applicable Nasdaq listing standards.
Stock Ownership
Ms. Harper did not beneficially own any common stock of the Company as of March 31, 2024, the date of the security ownership information disclosed for each of our directors and named executive officers in the section titled “Security Ownership of Certain Beneficial Owners and Management,” beginning on page 25 of the Proxy Statement.
Vote Required
Directors are elected by a majority of the votes cast at the Annual Meeting by the holders of shares present or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, a director nominee must receive the affirmative vote of a majority of the votes cast to be duly elected to the Board; abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
CECILE B. HARPER AS A DIRECTOR.

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VOTING AND REVOCABILITY OF PROXIES
Please vote as soon as possible using the amended proxy card or voting instruction form enclosed with this Supplement, which includes new Proposal 5 — the election of Ms. Harper as a director. If you have already voted, you are not required to vote again. If you would like to vote for the election of Ms. Harper however, you must vote again using the amended proxy card or voting instruction form.
If you return, or have already returned, an original proxy card or voting instruction form, then the votes indicated on such original proxy card or voting instruction form will remain valid for each of the proposals and director nominee elections other than Proposal 5 and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards or voting instruction forms submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the amended proxy card, the original proxy card or any previously submitted proxy card or voting instruction form.
If the amended proxy card or original proxy card or voting instruction form is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card or voting instruction form.
You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.
Ms. Harper has agreed to be named in this Supplement and to serve as a director, if elected. Our management has no reason to believe that Ms. Harper will be unable to serve. If Ms. Harper becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Ms. Harper will instead be voted for the election of a substitute nominee that the Board will propose.

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OTHER MATTERS
The Board is not aware of any matters that are expected to come before the 2024 Annual Meeting other than those referred to in this Supplement and the Proxy Statement. As to any business that may arise and properly come before the Annual Meeting, however, the proxy holders will vote the proxies on these matters in accordance with their best judgment.

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ALARM.COM HOLDINGS, INC.Annual Meeting of Stockholders June 5, 2024 at 9:00 AM EDTThis Proxy is solicited on behalf of the Board of Directors of Alarm.com Holdings, Inc.The undersigned hereby appoints Stephen Trundle and Steve Valenzuela, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Alarm.com Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2, 3, AND 5, AND “ONE YEAR” FOR THE PROPOSAL IN ITEM 4. THE PROXY HOLDERS WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K are available at http://www.viewproxy.com/ALRM/2024

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" each of the director nominees listed in Proposal 1, "FOR" Proposals 2, 3 and 5, and "ONE YEAR" for Proposal 4.

1. To elect the seven (7) nominees for director named in the accompanying proxy statement (the "Proxy Statement") to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees:	FOR	AGAINST	ABSTAIN
01 Donald Clarke	☐	☐	☐
02 Timothy McAdam	☐	☐	☐
03 Darius G. Nevin	☐	☐	☐
04 Timothy J. Whall	☐	☐	☐
05 Rear Admiral (Ret.) Stephen Evans	☐	☐	☐
06 Stephen Trundle	☐	☐	☐
07 Simone Wu	☐	☐	☐

2. To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To consider, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers.

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

5. To elect Cecile B. Harper as a director.

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof.

I plan to attend the meeting ☐

Dated:______________________________

____

Signature

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Signature (if held jointly)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

CONTROL NUMBER

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▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Alarm.com Holdings, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit Control Number ready when voting by Internet or telephone



INTERNET

Vote Your Proxy on the Internet:

Go to www.fcrvote.com/ALRM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.



TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.



MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

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